                                                                   EXHIBIT 10.12

THE SECURITIES EVIDENCED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECFOGG, JOHNFOGG, JOHNTHE SECURITIES EVIDENCED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF SUCH SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

                        ENACT HEALTH MANAGEMENT SYSTEMS

                                    WARRANT


     1.   Number of Shares Subject to Warrant.  FOR VALUE RECEIVED, on and after
          ------------------------------------
the date of this Warrant, and subject to the terms and conditions herein set forth, The Gorge, L.L.C. (the "Holder") is entitled to purchase from ENACT Products, a California Corporation (the "Company"), at any time before 5:00 p.m. California time on the date five (5) years following the date of this Warrant ("Termination Date"), at a price per share equal to the Warrant Price (as defined below), the Warrant Stock (subject to adjustments as described below) upon exercise of this Warrant pursuant to Section 6 hereof.

     2.   Definitions.  As used in this Warrant, the following terms shall have
          ------------
the definitions ascribed to them below:

          (a) "Note" shall mean that certain Credit Note executed by the Company on April 14, 1995 in connection with the issuance of this Warrant.

          (b) "Securities" shall mean the Series C Preferred Stock of the
Company.

          (c) "Warrant Price" shall be $ 4.20 for each share of Warrant Stock, subject to adjustment as described in Section 3 below.

          (d) "Warrant Stock" shall mean shares of the Securities purchasable upon exercise of this Warrant; the total number of shares shall be initially set at 9,526.

     3.   Adjustments and Notices of Record Date.  The Warrant Price and the
          --------------------------------------
number of shares of Warrant Stock shall be subject to adjustment from time to time in accordance with the following provisions:

          (a) Subdivision or Combinations.  In case the Company shall at any
              ---------------------------
time subdivide the outstanding shares of the Securities, the Warrant Price in effect immediately prior to such subdivision shall be proportionately decreased, and in case the Company shall at any time combine the outstanding shares of the Securities, the Warrant Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision or combination, as the case may be.

          (b) Stock Dividends.  In the case the Company shall at any time pay a
              ---------------
dividend with respect to the Securities payable in the Securities, then the Warrant Price in effect immediately prior to the record date for distribution of such dividend shall be adjusted to that price determined by multiplying the Warrant Price in effect immediately prior to such record date by a fraction (i) the numerator of which shall be the total number of shares of the Securities outstanding immediately prior to such dividend and (ii) the denominator of which shall be the total number of shares of the Securities outstanding immediately after such dividend.

          (c) Number of Shares.  Upon each adjustment pursuant to subdivisions
              ----------------
(a) or (b) of this Section 3, the registered holder of this Warrant shall thereafter (until another such adjustment) be entitled to purchase, at the adjusted Warrant Price, the number of shares of the Securities, calculated to the nearest full share, obtained by multiplying the number of shares of the Securities purchasable hereunder immediately prior to such adjustment by the Warrant Price in effect prior to such adjustment and dividing the product so obtained by the adjusted Warrant Price.

          (d) Reclassification or Merger.  Subject to Section 9, in case of any
              --------------------------
reclassification, change or conversion of securities of the class or series issuable upon exercise of this Warrant (other than as a result of a subdivision or combination described above), the Company, or such successor or purchasing corporation, as the case may be, shall duly execute and delivery to the holder hereof a new warrant so that the holder shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of the Securities theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by the holder of the number of shares of Securities then purchasable under this Warrant. Such new warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3. The provisions of this subparagraph (d) shall similarly apply to successive reclassifications, changes, and mergers.

          (e) Upon any adjustment of the Warrant Price and any increase or decrease in the number of shares of the Securities upon the exercise of this Warrant, then, and in each such case, the Company, within thirty (30) days thereafter, shall give written notice thereof to the registered holder of this Warrant at the address of such holder as shown on the books of the Company which notice shall state the Warrant Price as adjusted and the increased or decreased number of shares purchasable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation of each.

     4.   No Shareholder Rights.  This Warrant, by itself, as distinguished from
          ----------------------
any shares purchased hereunder, shall not entitle its holder to any of the rights of a shareholder of the Company.

     5.   Reservation of Stock.  On and after the date of this Warrant, the
          --------------------
Company will reserve from its authorized and unissued Securities a sufficient number of shares to provide for the issuance of Warrant Stock upon the exercise of this Warrant. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Warrant Stock issuable upon the exercise of this Warrant.

     6.   Exercise of Warrant.  This Warrant may be exercised in whole or part
          -------------------
by the Holder, at any time after the date in which the Company first borrows funds under the Note and prior to the termination of this Warrant, by the surrender of this Warrant, together with the Notice of Exercise and Investment Representation Statement attached hereto as Attachments 1 and 2, respectively,
                                            -------------------
duly completed and executed at the principal office of the Company, accompanied by payment in full of the Warrant Price in cash or by check with respect to the shares of Warrant Stock being purchased. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such exercises shall be treated for all purposes as holder of such shares of record as of the close of business on such date. As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Warrant Stock issuable upon such exercise.

     7.   Transfer of Warrant.
          -------------------

          (a) This Warrant may be transferred or assigned by the Holder hereof in whole or in part, provided that (i) the transferor provides, at the

Company's request, an opinion of counsel satisfactory to the Company that such transfer does not require registration under the Act and the securities law applicable with respect to any other jurisdiction, and (ii) the Company, in its sole discretion, consents to such assignment or transfer.

          (b) Subject to the foregoing subclause (a), if this Warrant is transferred in part as a result of a transfer of all or part of the Holder's rights and obligations under the Note, then this Warrant shall also be assigned and transferred to the extent such that the transferee of the Note receives such portion of this Warrant as is equal to proportional amount of the maximum loan obligation transferred by such Holder to the transferee.

     8.   Termination.  This Warrant shall terminate on the first to occur of
          -----------
(i) 5:00 p.m., California time, on the Termination Date, (ii) the consummation of an underwritten public offering of the common stock of the Company, or (iii) a sale or exchange of all or substantially all of its assets of the Company (other than a sale or exchange to a subsidiary corporation of the Company or a sale or exchange effected for the purpose of reincorporating the Company in another jurisdiction) or the merger or consolidation of the Company with or into another entity in which the stockholders of the Company immediately prior to such transaction shall own less than a majority of the voting securities or power of the surviving entity immediately subsequent to such transaction (other than a merger or consolidation effected for the purpose of reincorporating the Company in another jurisdiction) (such types of sales, exchanges, mergers and consolidations being referred to collectively as "Transfers of Control"). The Company agrees to the notify holder of this Warrant in writing of a Transfer of Control at least twenty (20) days prior to the effective date thereof.

     9.   Miscellaneous.  This Warrant shall be governed by the laws of the
          -------------
State of California, as such laws are applied to contracts to be entered into and performed entirely in California by California residents. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed or waived orally, but only by an instrument in writing signed by the Company and the holder of this Warrant. All notices and other communications from the Company to the holder of this Warrant shall be delivered personally or mailed by first class mail, postage prepaid, to the address furnished to the Company in writing by the last holder of this Warrant who shall have furnished an address to the Company in writing, and if mailed shall be deemed given three days after deposit in the United States mail.

     ISSUED:   November ___, 1996

     (ORIGINAL ISSUANCE DATE: April 14, 1995)

                                  ENACT HEALTH MANAGEMENT SYSTEMS



                                  By:__________________________________________
                                       Matthew Sanders, President

                                        Attachment 1

NOTICE OF EXERCISE

TO:  ENACT PRODUCTS

     1. The undersigned hereby elects to purchase ____________________________ shares of the Warrant Stock of ENACT Products pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

     2. Please issue a certificate or certificates representing said shares of Warrant Stock in the name of the undersigned or in such other name as is specified below:

                  __________________________________________
                                    (Name)

                  __________________________________________
                                   (Address)



_____________________________       ___________________________________________
(Date)                              (Name of Warrant Holder)



                                    By:________________________________________


                                    Title:_____________________________________

                                 Attachment 2

                      INVESTMENT REPRESENTATION STATEMENT

                           Shares of the Securities
                    (as defined in the attached Warrant) of
                                ENACT PRODUCTS

     In connection with the purchase of the above-listed securities, the undersigned hereby represents to ENACT Products (the "Company") as follows:

     (a) The securities to be received upon the exercise of the Warrant (the "Securities") will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and the undersigned has no present intention of selling, granting participation in or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control. By executing this Statement, the undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participations to such person or to any third person, with respect to any Securities issuable upon exercise of the Warrant.

     (b) The undersigned understands that the Securities issuable upon exercise of the Warrant at the time of issuance may not be registered under the Securities Act of 1933, as amended (the "Act"), and applicable state securities laws, on the ground that the issuance of such securities is exempt pursuant to
Section 4 (2) of the Act and state law exemptions relating to offers and sales not by means of a public offering, and that the Company's reliance on such exemptions is predicated on the undersigned's representations set forth herein.

     (c) The undersigned agrees that in no event will it make a disposition of any Securities acquired upon the exercise of the Warrant unless and until (i) it shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) it shall have furnished the Company with an opinion of counsel satisfactory to the Company and Company's counsel to the effect that (A) appropriate action necessary for compliance with the Act and any applicable state securities laws has been taken or an exemption from the registration requirements of the Act and such laws is available, and (B) the proposed transfer will not violate any of said laws.

     (d) The undersigned acknowledges that an investment in the Company is highly speculative and represents that it is able to fend for itself in the transactions contemplated by this Statement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investments, and has the ability to bear the economic risks (including the risk of a total loss) of its investment. The undersigned represents that it has had the opportunity to ask questions of the Company concerning the Company's business and assets and to obtain any additional information which it considered necessary to verify the accuracy of or to amplify the Company's disclosures, and has had all questions which have been asked by it satisfactorily answered by the Company.

     (e) The undersigned acknowledges that the Securities issuable upon exercise of the Warrant must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available. The undersigned is aware of the provisions of Rule 144 promulgated under the Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than two years after a party has purchased and paid for the security to be sold, the sale being through a "broker's transaction" or in transactions directly with a "market makers" (as provided by Rule 144(f)) and the number of shares being sold during any three-month period not exceeding specified limitations.

     Dated:_______________


                                    ___________________________________________
                                    (Typed or Printed Name)


                                    By:________________________________________
                                    (Signature)

                                    ___________________________________________
                                    (Title)

                            AMENDMENT NUMBER ONE TO
                            -----------------------

                                    WARRANT
                                    -------



     This Amendment Number One dated November 26, 1997 to that certain Warrant (the "Warrant") dated August 30, 1996 issued by ENACT Health Management Systems, a California corporation ("ENACT"), to ALZA Corporation ("ALZA").

                                   RECITALS
                                   --------

     A. ENACT issued the Warrant to ALZA in consideration for certain funds loaned by ALZA to ENACT.

     B. Both ENACT and ALZA desire to amend the Warrant to modify the termination provision.

     NOW, THEREFORE, based on these premises and in consideration of the mutual covenants and agreements contained herein, the parties agree as follows:


                                   AGREEMENT
                                   ---------

     1. An additional section, Section 9(a), shall be inserted between Sections 9 and 10 and shall read in its entirety as follows:


          "9(a)  Notification Rights.  At least three (3) days prior to the
                 -------------------
     closing of any sale of the Company's common stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, pursuant to a firm commitment underwritten public offering (the "IPO"), the Company agrees to notify the Holder in writing of the closing date of the IPO ("Notice"), which Notice may be waived by the Holder at the sole option of the Holder."

     2.  Section 10 shall be amended to read in its entirety as follows:

          "10.  Termination.  This Warrant shall terminate on the first to occur
                -----------
     of (a) 5:00 p.m. California time on the Termination Date, (b) any of the events described in clauses (i), (ii) or (iii) of Section 3(d), and (c) the closing of the sale of the Company's common stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, pursuant to a firm commitment underwritten public offering in which the Company receives or is to receive aggregate cash proceeds of more than $10,000,000, and the public offering price of which is not less than $7.50 per share prior to May 15, 1998 or $10.000 per share thereafter (with the applicable share price adjusted to reflect subsequent stock dividends, stock splits, recapitalizations and the like)."

     3.  The Warrant, as amended hereby, shall remain in full force and effect.


     4. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment Number One as of the day and year first above written.


                                    ENACT Health Management Systems


                                   By:_________________________________________
                                        Henry Evans
                                        Chief Financial Officer


                                   Accepted by:

                                   ALZA Corporation


                                   By:_________________________________________

                                   Name:_______________________________________

                                   Title:______________________________________

                                  Schedule A
                                  ----------


Warrant Holder                             Number of shares
--------------                             ----------------

Black Dog Capital, L.L.C.                       23,814

Charles B. Wright, III                           2,381

Prentice B. Wright                              11,907

R.D. Merrill Company                            47,628